TRUST INDENTURE AND MORTGAGE 645 SUPPLEMENT

This TRUST INDENTURE AND MORTGAGE 645 SUPPLEMENT NO. 1, dated September 30, 1997 (herein called this “Trust Indenture Supplement”) of FIRST SECURITY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee (herein called the “Owner Trustee”) under that certain Trust Agreement 645 dated as of September 30, 1997 (the “Trust Agreement”), between the Owner Trustee and the Owner Participant named therein.

W I T N E S S E T H:

WHEREAS, the Trust Indenture and Mortgage 645, dated as of September 30, 1997 (as amended and supplemented to the date hereof, the “Trust Indenture”) between the Owner Trustee and Wilmington Trust Company, as Mortgage (the “Mortgagee”), provides for the execution and delivery of a supplement thereof substantially in the form hereof, which shall particularly describe the Aircraft, and shall specifically mortgage such Aircraft to the Mortgagee; and

WHEREAS, each of the Trust Agreement and Trust Indenture relates to the Airframe and Engines described below, and or counterpart of the Trust Indenture is attached hereto and made a part hereof and this Trust Indenture Supplement, together with such counterpart of the Trust Indenture, is being filed for recordation on the date hereof with the FAA as on document;

NOW, THEREFORE, this Trust Indenture Supplement witnesseth that the Owner Trustee hereby confirms that the Lien of the Trust Indenture on the Trust Indenture Estate covers all of Owner Trustee’s right, title and interest in and to the following described property:

AIRFRAME

One airframe identified as follows:

		FAA
		Registration	Manufacturer’s
Manufacturer	Model	Number	Serial Number

The Boeing Company	737-524	N14645	28906

together with all of the Owner Trustee’s right, title and interest in and to all Parts of whatever nature, whether now owned or hereinafter acquired and which are from time to time incorporated or installed in or attached to said airframe.

AIRCRAFT ENGINES

Two aircraft engines, each such having 750 or more rated take-off horsepower or the equivalent thereof, identifies as follows:

Manufacturer  Manufacturer’s Model  Serial Number

CFM International, Inc.  56-3B-1   858653

CFM International, Inc.  56-3B-1   858654

together with all of Owner Trustee’s right, title and interest in and to all Parts of whatever nature, whether now owned or hereafter acquired and which are from time to time incorporated or installed in or attached to either of such engines.

Together with all of Owner Trustee’s right, title and interest in and to (a) all Parts of whatever nature, which from time to time are included within the definition of “Airframe” or “Engine”, whether now owned or hereafter acquired, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accession and accumulation which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts) and (b) all Aircraft Documents.

As further security for the obligations referred to above and secured by the Trust Indenture and hereby, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Mortgagee, its successors and assigns, for the security and benefit of the Loan Participants, the Note Holders and the Indenture Indemnitees, in the trust created by the Trust Indenture, all the right, title and interest of the Owner Trustee in, to and under the Lease Supplement of even date herewith covering the property described above.

Notwithstanding any provision hereof, no Excluded Payment shall constitute security for any of the aforementioned obligations.

TO HAVE AND TO HOLD all and singular the aforesaid property unto the Mortgagee, its successors and assigns, in trust for the equal and proportionate benefit and security of the Loan Participants the Note Holders and the Indenture Indemnitees, except as provided in Section 2.14 and Article III of the Trust Indenture without any preference, distinction or priority of any one Equipment Note over any other by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any reason whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in the Trust Indenture.

This Trust Supplement shall be construed as supplemental to the Trust Indenture and shall form a part thereof. The Trust Indenture is each hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

AND, FURTHER, the Owner Trustee hereby acknowledges that the Aircraft referred to in this Trust Indenture Supplement and the aforesaid Lease Supplement has been delivered to the Owner Trustee and is included in the property of the Owner Trustee covered by all the terms and conditions of the Trust Agreement, subject to the pledge and mortgage thereof under the Trust Indenture.

[This space intentionally left blank]

IN WITNESS WHEREOF, the Owner Trustee has caused this Trust Indenture Supplement to be duly executed by one of its officers, thereunto duly authorized, on the day and year first above written

FIRST SECURITY BANK, NATIONAL
ASSOCIATION, not in its individual capacity, except as expressly provided herein but solely as Owner Trustee, Owner Trustee

By:____________________________________
Name:
Title:

TRUST INDENTURE AND MORTGAGE 645

Schedule I

Equipment Note Amortization and Interest Rates

Class A:	$11,451,300.00	7.461%

Class B:	$3,885,643.86	7.461%

Class C:	$3,063,056.14	7.420%

TRUST INDENTURE AND MORTGAGE
Series A

Equipment Note Amortization

Percentage of
Original Amount
Payment Date	to be Paid

Oct 1 1997	-
Apr 1 1998	2.50000017
Oct 1 1998	-
Apr 1 1999	2.50000000
Oct 1 1999	-
Apr 1 2000	2.50000000
Oct 1 2000	-
Apr 1 2001	5.01779711
Oct 1 2001	-
Apr 1 2002	11.55245003
Oct 1 2002	-
Apr 1 2003	1.12420092
Oct 1 2003	-
Apr 1 2004	-
Oct 1 2004	-
Apr 1 2005	-
Oct 1 2005	-
Apr 1 2006	-
Oct 1 2006	-
Apr 1 2007	5.96623484
Oct 1 2007	-
Apr 1 2008	6.07907879
Oct 1 2008	-
Apr 1 2009	-
Oct 1 2009	-
Apr 1 2010	-
Oct 1 2010	-
Apr 1 2011	5.02759591
Oct 1 2011	-
Apr 1 2012	12.90784321
Oct 1 2012	-
Apr 1 2013	17.53050614
Oct 1 2013	-
Apr 1 2014	18.01133129
Oct 1 2014	-
Apr 1 2015	9.28296159

TRUST INDENTURE AND MORTGAGE
Series B

Equipment Note Amortization

Percentage of
Original Amount
Payment Date	to be Paid

Oct 1 1997	-
Apr 1 1998	1.88382833
Oct 1 1998	-
Apr 1 1999	4.37317491
Oct 1 1999	-
Apr 1 2000	6.98048791
Oct 1 2000	-
Apr 1 2001	0.67234161
Oct 1 2001	-
Apr 1 2002	-
Oct 1 2002	-
Apr 1 2003	-
Oct 1 2003	-
Apr 1 2004	-
Oct 1 2004	-
Apr 1 2005	-
Oct 1 2005	-
Apr 1 2006	12.59606921
Oct 1 2006	-
Apr 1 2007	-
Oct 1 2007	-
Apr 1 2008	-
Oct 1 2008	-
Apr 1 2009	24.59386873
Oct 1 2009	-
Apr 1 2010	31.06637493
Oct 1 2010	-
Apr 1 2011	17.83385437
Oct 1 2011	-

TRUST INDENTURE AND MORTGAGE
Series C

Equipment Note Amortization

Percentage of
Original Amount
Payment Date	to be Paid

Oct 1 1997	-
Apr 1 1998	-
Oct 1 1998	-
Apr 1 1999	-
Oct 1 1999	-
Apr 1 2000	-
Oct 1 2000	-
Apr 1 2001	-
Oct 1 2001	-
Apr 1 2002	-
Oct 1 2002	-
Apr 1 2003	34.83275737
Oct 1 2003	-
Apr 1 2004	33.55579057
Oct 1 2004	-
Apr 1 2005	29.50125827
Oct 1 2005	-
Apr 1 2006	2.11019379
Oct 1 2006	-